Prospectus supplement dated September 27, 2021
to the following prospectus(es):
BOA Last Survivorship II, BOA ChoiceLife Survivorship, Next Generation Survivorship Life, BOA ChoiceLife Survivorship II, BOA Protection Survivorship Life and BOA ChoiceLife Protection Survivorship Life prospectuses dated May 1, 2009
Nationwide Options Select - New York, Nationwide Options Select - NLAIC, BOA MSPVL, NLIC Survivor Options Elite, NLIC Survivor Options Premier, NLAIC Options Premier, NLAIC Survivor Options Premier, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL and BOA ChoiceLife Protection FPVUL prospectuses dated May 1, 2008
NLAIC Options VL prospectus dated May 1, 2002
NLIC Special Product, NLIC Survivor Options Plus and NLAIC Survivor Options VL prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about November 12, 2021 (the "Exchange Date"), Nationwide intends to substitute shares of the underlying mutual funds in Column A ("Existing Funds") below with shares of the underlying mutual funds in Column B ("Replacement Funds") below.
Existing Portfolio	Replacement Portfolio
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
Invesco - Invesco V.I. Main Street Fund: Series I	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or an Guaranteed Term Option (if available) in accordance with the contract/policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitutions will take place at relative net asset value. Any allocations that remain in the Existing Funds will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds. All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
On the Exchange Date, the Existing Funds are removed from the list of underlying funds starting on the first page of the prospectus and as listed under "Appendix A – Underlying Funds Available Under the Policy" in each statutory prospectus.
To submit a transfer request, please contact Nationwide:
•	by telephone at: 1-800-848-6331 (TDD 1-800-238-3035)
PROS-0583

•	by mail to P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-634-4472
•	by Internet at www.nationwide.com
PROS-0583
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